EX-99.77C VOTES 2 proxyvotesnmf.htm
                                  Vote Summary Report (Long)
                                        11/01/08 to 10/31/09

Sorted by Company Name.

In All Markets, for all statuses, for Nationwide Destination
2010 Fund, Nationwide Destination 2015, Nationwide
Destination 2020 Fund, Nationwide Desitination 2025,
Nationwide Destination 2030 Fund, Nationwide Destination
2035 Fund, Nationwide Destination 2040 Fund, ....

Vanguard Bond
Index Funds
Meeting Date:        Shares
07/02/09             Voted:
                    109,017

Ballot Issues

    Elect Trustee John J. Brennan
    Elect Trustee Charles D. Ellis
    Elect Trustee Emerson U. Fullwood
    Elect Trustee Rajiv L. Gupta
    Elect Trustee Amy Gutmann
    Elect Trustee JoAnn Heffernan Heisen
    Elect Trustee F. William McNabb, III
    Elect Trustee Andre F. Perold
    Elect Trustee Alfred M. Rankin, Jr.
    Elect Trustee Peter F. Volanakis
    Approve Change of Fundamental Investment Policy-
   Purchasing And Selling Real Estate
    Approve Change of Fundamental Investment Policy- Issuing
   Senior Securities
    Approve Change of Fundamental Investment Policy-
   Borrowing Money
    Approve Change of Fundamental Investment Policy- Making
   Loans
    Approve Change of Fundamental Investment Policy-
   Purchasing And Selling Commodities
    Approve Change of Fundamental Investment Policy-
   Concentrating Investments In A Particular Industry Or
   Group Of Industries
    Approve Elimination of Fundamental Investment Policy-
   Outdated Fundamental Policies not Required By Law.
    Institute Procedures to Prevent Investments in Companies
   that Contribute to Genocide or Crimes Against Humanity

Vanguard
Index Funds
Meeting           Shares
Date:             Voted:
07/02/09         165,019

Ballot Issues

    Elect Trustee John J. Brennan
    Elect Trustee Charles D.Ellis
    Elect Trustee Emerson U. Fullwood
    Elect Trustee Rajiv L. Gupta
    Elect Trustee Amy Gutmann
    Elect Trustee JoAnn Heffernan Heisen
    Elect Trustee F. William McNabb, III
    Elect Trustee Andre F. Perold
    Elect Trustee Alfred M. Rankin, Jr.
    Elect Trustee Peter F. Volanakis
    Approve Change of Fundamental Investment Policy-
   Purchasing And Selling Real Estate
    Approve Change of Fundamental Investment Policy- Issuing
   Senior Securities
    Approve Change of Fundamental Investment Policy-
   Borrowing Money
    Approve Change of Fundamental Investment Policy- Making
   Loans
    Approve Change of Fundamental Investment Policy-
   Purchasing And Selling Commodities
    Approve Change of Fundamental Investment Policy-
   Concentrating Investments In A Particular Industry Or
   Group Of Industries
    Approve Elimination of Fundamental Investment Policy-
   Outdated Fundamental Policies not Required By Law.
    Institute Procedures to Prevent Investments in Companies
   that Contribute to Genocide or Crimes Against Humanity

Vanguard International
Equity Index Funds
Meeting Date: 07/02/09       Shares
                             Voted:
                            288,483

Ballot Issues

    Elect Trustee John J. Brennan
    Elect Trustee Charles D. Ellis
    Elect Trustee Emerson U. Fullwood
    Elect Trustee Rajiv L. Gupta
    Elect Trustee Amy Gutmann
    Elect Trustee JoAnn Heffernan Heisen
    Elect Trustee F. William McNabb, III
    Elect Trustee Andre F. Perold
    Elect Trustee Alfred M. Rankin, Jr.
    Elect Trustee Peter F. Volanakis
    Approve Change of Fundamental Investment Policy -
   Purchasing and Selling Real Estate
    Approve Change of Fundamental Investment Policy -Issuing
   Senior Securities
    Approve Change of Fundamental Investment Policy -
   Borrowing Money
    Approve Change of Fundamental Investment Policy -Making
   Loans
    Approve Change of Fundamental Investment Policy -
   Purchasing and Selling Commodities
    Approve Change of Fundamental Investment Policy -
   Concentrating Investments in a Particular Industry or
   Group of Industries
    Approve Elimination of Fundamental Investment Policy -
   Outdated Fundamental Policies Not Required by Law
    Institute Procedures to Prevent Investments in Companies
   that Contribute to Genocide or Crimes Against Humanity

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